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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the use in this Registration Statement on Form S-4 Amendment No. 1 of our reports dated January 13, 1995 and January 11, 1993 relating to the financial statements of Washington County National Bank. We also consent to the reference made to us under the heading "Experts" in this Registration Statement and related Proxy Statement/Prospectus.

                                       SMITH ELLIOTT KEARNS & COMPANY

Hagerstown, Maryland

June 13, 1995